OTHER NON-CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2025
OTHER NON-CURRENT ASSETS
Schedule of other non-current assets

	2024	2025
Prepaid taxes - net of current portion (Note 28a)	2,195	2,473
Claims for tax refund - net of current portion (Note 28b)	669	1,523
Prepaid expenses	1,056	1,432
Prepaid radio frequency license fees - net of current portion (Note 33c.i)	1,594	1,201
Advances	205	734
Security deposits	234	274
Others (each below Rp100 billion)	255	236
Total	6,208	7,873